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                                              Exhibit 23





                                                CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby  consent to the incorporation  by reference in  the Registration Statements on  Form S-8 (Nos. 2-76476,  2-79004, and 33-
32700) of PORTEC, Inc. of our report dated March 11, 1998, appearing on page 26 of this Form 10-K.





PRICE WATERHOUSE LLP


Chicago, Illinois
March 30, 1998

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